UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 21, 2005




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                    1-13245               75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)             File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas              75039
------------------------------------------------            ----------
   (Address of principal executive offices)                 (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material  pursuant to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                        Page

Item 1.01.  Entry into a Material Definitive Agreement................    3

Item 2.03.  Creation of a Direct Financial Obligation or an
            Obligation under an Off-Balance Sheet Arrangement
            of a Registrant...........................................    3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits............................................    3

Signature.............................................................    4

Exhibit Index.........................................................    5



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                        PIONEER NATURAL RESOURCES COMPANY


Item 1.01.   Entry into a Material Definitive Agreement

     On January 21, 2005, Pioneer Natural Resources Company (the "Company") as the Borrower; JPMorgan Chase Bank as the Administrative Agent; JPMorgan Chase Bank and Bank of America, N.A., as the Issuing Banks; Wachovia Bank, National Association as the Syndication Agent; Bank of America, N.A., Bank One, N.A., Fleet National Bank and Wells Fargo Bank, National Association, as the Co-Documentation Agents; J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as the Co-Arrangers and Joint Bookrunners; and certain other lenders entered into a Second Amendment, dated as of January 21, 2005 (the "Second Amendment"), to the Company's $700 million 5-Year Revolving Credit Agreement dated as of December 16, 2003 (the "Credit Agreement"). The Second Amendment amends Sections 1.01, 6.01 and 6.02 of the Credit Agreement and is attached hereto as Exhibit 99.1.

     Also on January 21, 2005, the Company as the Borrower; JPMorgan Chase Bank as the Administrative Agent; Bank of America, N.A., Barclays Bank PLC, Wells Fargo Bank, National Association and Wachovia Bank, National Association, as the Co-Documentation Agents; J.P. Morgan Securities Inc. as the Lead Arranger and Sole Bookrunner; and certain other lenders entered into a First Amendment dated as of January 21, 2005 (the "First Amendment"), to the Company's $900 million 364-Day Credit Agreement, dated as of September 28, 2004 (the "364-Day Credit Agreement"). The First Amendment amends Sections 1.01, 6.01 and 6.02 of the 364-Day Credit Agreement and is attached hereto as Exhibit 99.2.

     Many of the parties to the First Amendment and the Second Amendment are also counterparties to the Company's derivative hedge instruments.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     The information described above under "Item 1.01 Entry into a Material Definitive Agreement" is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

       (c)   Exhibits

             99.1 Second Amendment to 5-Year Revolving Credit Agreement dated as of January 21, 2005 among the Company, as the Borrower; JPMorgan Chase Bank as the Administrative Agent; JPMorgan Chase Bank and Bank of America, N.A., as the Issuing Banks; Wachovia Bank, National Association as the Syndication Agent; Bank of America, N.A., Bank One, N.A., Fleet National Bank and Wells Fargo Bank, National Association, as the Co-Documentation Agents; J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as the Co-Arrangers and Joint Bookrunners; and certain other lenders.

             99.2 First Amendment to 364-Day Credit Agreement dated as of January 21, 2005 among the Company, as the Borrower; JPMorgan Chase Bank as the Administrative Agent; Bank of America, N.A., Barclays Bank PLC, Wells Fargo Bank, National Association and Wachovia Bank, National Association as the Co-Documentation Agents; J.P. Morgan Securities Inc. as the Lead Arranger and Sole Bookrunner; and certain other lenders.



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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PIONEER NATURAL RESOURCES COMPANY




Date:  January 27, 2005        By:     /s/ Darin G. Holderness
                                     -------------------------------------------
                                     Darin G. Holderness
                                     Vice President and Chief Accounting Officer



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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.             Description

   99.1(a) Second Amendment to 5-Year Revolving Credit Agreement dated as of January 21, 2005 among the Company, as the Borrower; JPMorgan Chase Bank as the Administrative Agent; JPMorgan Chase Bank and Bank of America, N.A., as the Issuing Banks; Wachovia Bank, National Association as the Syndication Agent; Bank of America, N.A., Bank One, N.A., Fleet National Bank and Wells Fargo Bank, National Association, as the Co-Documentation Agents; J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as the Co-Arrangers and Joint Bookrunners; and certain other lenders.
   99.2(a) First Amendment to 364-Day Credit Agreement dated as of January 21, 2005 among the Company, as the Borrower; JPMorgan Chase Bank as the Administrative Agent; Bank of America, N.A., Barclays Bank PLC, Wells Fargo Bank, National Association and Wachovia Bank, National Association as the Co-Documentation Agents; J.P. Morgan Securities Inc. as the Lead Arranger and Sole Bookrunner; and certain other lenders.


-------------
(a) filed herewith




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